UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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INTERLINK ELECTRONICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERLINK ELECTRONICS, INC.
31248 Oak Crest Drive, Suite 110
Westlake Village, California 91361

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. Pacific Time on Friday, June 20, 2016

Dear Stockholders:

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Interlink Electronics, Inc., a Nevada corporation (“Interlink”), will be held on Friday, June 20, 2016, at 10:00 a.m. Pacific Time, at Interlink’s headquarters, located at 31248 Oak Crest Drive, Suite 110, Westlake Village, California 91361, for the following purposes as more fully described in the accompanying proxy statement:

1.To elect four directors to serve until the 2017 annual meeting of stockholders or until their successors are duly elected and qualified;

2.To adopt the Interlink Electronics, Inc. 2016 Omnibus Incentive Plan;

3.To hold an advisory vote on executive compensation;

4.To hold an advisory vote on the frequency of the advisory vote on executive compensation;

5.To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and

6.To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The board of directors of Interlink has fixed the close of business on April 26, 2016 as the record date for the Annual Meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

All stockholders are cordially invited to attend the meeting. This year, we have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to our stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2015. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can vote using the Internet or by telephone, and how you can request and receive, free of charge, a printed copy of our proxy materials. All stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote by telephone or the Internet by following the voting procedures described in the Proxy Materials. If you received printed proxy materials and wish to vote by mail, promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope.

By order of the Board of Directors,

/s/ Steven N. Bronson

Steven N. Bronson
Chief Executive Officer

Westlake Village, California
April 26, 2016

i

INTERLINK ELECTRONICS, INC.

PROXY STATEMENT FOR THE
2016 ANNUAL MEETING OF STOCKHOLDERS

____________________

INFORMATION CONCERNING VOTING AND SOLICITATION OF PROXIES

Our board of directors solicits your proxy for the 2016 Annual Meeting of Stockholders (the “Annual Meeting”), and for any postponement or adjournment of the Annual Meeting, for the purposes described in the “Notice of Annual Meeting of Stockholders.” The table below shows some important details about the Annual Meeting and voting. Additional information is available in the “Frequently Asked Questions” section of the proxy statement immediately below the table. We use the terms “Interlink,” “the company,” “we,” “our” and “us” in this proxy statement to refer to Interlink Electronics, Inc., a Nevada corporation.

The Notice of Annual Meeting, proxy statement and proxy card and our Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”) are first being made available to our stockholders on or about May 3, 2016.

All information in this Proxy Statement gives effect to the stock dividend, paid on April 1, 2016 to stockholders of record at the close of business on March 29, 2016, of one quarter of one share of common stock for every one share of common stock issued and outstanding on March 29, 2016

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting

This proxy statement and the 2015 Annual Report are available for viewing, printing and downloading at www.edocumentview.com/Link and on the “Investors” section of our website at interlinkelectronics.com/relations.php. Certain documents referenced in the proxy statement are available on our website. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this proxy statement.

Meeting Details	June 20, 2016, 10:00 a.m. Pacific Time, at the offices of Interlink Electronics, Inc., 31248 Oak Crest Drive, Suite 110, Westlake Village, California 91361
Record Date	April 26, 2016
Shares Outstanding	There were 7,326,261 shares of common stock outstanding and entitled to vote as of the Record Date.
Eligibility to Vote

Holders of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one vote for each share held as of the Record Date.

Quorum

A majority of the shares of common stock outstanding and entitled to vote, in person or by proxy, as of the Record Date constitutes a quorum. A quorum is required to transact business at the Annual Meeting.

Voting Methods

Stockholders whose shares are registered in their names with Computershare, our transfer agent (referred to as “Stockholders of Record”) may vote by proxy via the Internet, phone, or mail by following the instructions on the accompanying proxy card. Stockholders of Record may also vote in person at the Annual Meeting by attending the Annual Meeting and casting a ballot. Stockholders whose shares are held in “street name” by a broker, bank or other nominee (referred to as “Beneficial Owners”) must follow the voting instructions provided by their brokers or other nominees. See “What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?” and “How do I vote and what are the voting deadlines?” below for additional information.

Inspector of Elections	We have appointed John McIlvery, our corporate counsel, as Inspector of Elections to determine whether a quorum is present, and to tabulate the votes cast by proxy or in person at the Annual Meeting.
Voting Results

We will announce preliminary results at the Annual Meeting. We will report final results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) and post results at interlinkelectronics.com/relations.php as soon as practicable after the Annual Meeting.

Proxy Solicitation Costs

We will bear the costs of soliciting proxies from our stockholders. These costs include preparing, assembling, printing, mailing and distributing notices, proxy statements, proxy cards and Annual Reports. Our directors, officers and other employees may solicit proxies personally or by telephone, e-mail or other means of communication, and we will reimburse them for any related expenses. We will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the Beneficial Owners of the shares that the nominees hold in their names.

FREQUENTLY ASKED QUESTIONS

What matters am I voting on?

You will be voting on:

•The election of four directors to hold office until the 2017 annual meeting of stockholders or until their successors are duly elected and qualified;

•A proposal to adopt the Interlink Electronics, Inc. 2016 Omnibus Incentive Plan;

•An advisory vote on executive compensation;

•An advisory vote on the frequency of the advisory vote on executive compensation;

•A proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and

•Any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote:

•FOR the election of the four directors nominated by our board of directors and named in this proxy statement as directors to serve for one-year terms;

•FOR the adoption of the Interlink Electronics, Inc. 2016 Omnibus Incentive Plan;

•FOR endorsement of the compensation of our executive officers;

•FOR future advisory votes on executive compensation to be held EVERY YEAR; and

•FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our board of directors does not intend to bring any other matters to be voted on at the Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for action at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. Cumulative voting is not permitted with respect to the election of directors.

A complete list of the stockholders entitled to vote at the Annual Meeting will be available at our headquarters, located at 31248 Oak Crest Drive, Suite 110, Westlake Village, California 91361, during regular business hours for the ten days prior to the Annual Meeting. This list will also be available during the Annual Meeting at the meeting location. Stockholders may examine the list for any legally valid purpose related to the Annual Meeting.

What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?

Stockholders of Record. If, at the close of business on the Record Date, your shares are registered directly in your name with Computershare, our transfer agent, you are considered the Stockholder of Record with respect to those shares. As the Stockholder of Record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, you are considered the Beneficial Owner of shares held in “street name.” As the Beneficial Owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. In general, if you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee may, in its discretion, vote your shares with respect to routine matters (e.g., the ratification of the appointment of our independent auditor), but may not vote your shares with respect to any non-routine matters (e.g., the election of directors). Please see “What if I do not specify how my shares are to be voted?” for additional information.

Do I have to do anything in advance if I plan to attend the Annual Meeting and vote in person?

Stockholders of Record. If you are a Stockholder of Record, you do not need to do anything in advance to attend and/or vote your shares in person at the Annual Meeting, but you may be asked to present government-issued photo identification for entrance into the Annual Meeting.

Beneficial Owners. If you are a Beneficial Owner, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from your broker or other nominee, who is the Stockholder of Record with respect to your shares. You may still attend the Annual Meeting even if you do not have a legal proxy. You may be asked to present government-issued photo identification for entrance into the Annual Meeting. You will also be asked to provide proof of Beneficial Ownership as of the Record Date, such as the voting instructions you received from your broker or other nominee, or your brokerage statement reflecting ownership of shares as of the Record Date.

How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a Stockholder of Record, then you can vote in one of the following ways:

•You may vote via the Internet or by telephone. To vote via the Internet or by telephone, follow the instructions provided in the Notice of Internet Availability of Proxy Materials. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 1:00 a.m. Central Time on June 20, 2016. Alternatively, you may request a printed proxy card by following the instructions provided in the Notice of Internet Availability of Proxy Materials.

•You may vote by mail. If you would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it in the enclosed postage-paid envelope so that it is received no later than June 20, 2016. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named on the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named on the proxy card will vote the shares you own in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote FOR each of Proposals No. One, Two, Three and Five, and, with respect to Proposal No. Four, for future advisory votes on executive compensation to be held EVERY YEAR.

•You may vote in person. If you plan to attend the Annual Meeting, you may vote by delivering your completed proxy card in person or by completing and submitting a ballot, which will be provided at the Annual Meeting.

Beneficial Owners. If you are the Beneficial Owner of shares held of record by a broker or other nominee, you will receive voting instructions from your broker or other nominee. You must follow the voting instructions provided by your broker or other nominee in order to instruct your broker or other nominee how to vote your shares. The availability of telephone and Internet voting options will depend on the voting process of your broker or other nominee. As discussed above, if you are a Beneficial Owner, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker or other nominee.

May I change my vote or revoke my proxy?

Stockholders of Record. If you are a Stockholder of Record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•entering a new vote by Internet or telephone;

•signing and returning a new proxy card with a later date;

•delivering a written revocation to our Secretary at the address listed on the front page of this proxy statement; or

•attending the Annual Meeting and voting in person.

Beneficial Owners. If you are the beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named on the proxy card have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors (as shown on the first page of the proxy statement). If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a Stockholder of Record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•FOR the election of the four directors nominated by our board of directors and named in this proxy statement as directors to serve for one-year terms (Proposal No. One);

•FOR the adoption of the Interlink Electronics, Inc. 2016 Omnibus Incentive Plan (Proposal No. Two);

•FOR endorsement of the compensation of our executive officers (Proposal No. Three);

•FOR future advisory votes on executive compensation to be held EVERY YEAR (Proposal No. Four);

•FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal No. Five); and

•In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners. If you are a Beneficial Owner and you do not provide your broker or other nominee that holds your shares with voting instructions, your broker or other nominee will determine if it has discretion to vote on each matter. In general, brokers and other nominees do not have discretion to vote on non-routine matters. Each of Proposal No. One (election of directors), Proposal No. Two (adoption of incentive plan), Proposal No. Three (endorsement of executive compensation) and Proposal No. Four (“say on pay” frequency”) is a non-routine matter, while Proposal No. Five (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee cannot vote your shares with respect to Proposal Nos. One, Two, Three and Four, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. Five. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Nevada law. A majority of the shares of common stock outstanding and entitled to vote, in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were at total of 7,326,261 shares of common stock outstanding, which means that 3,663,131 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (Proposal Nos. Two, Three and Five). However, because the outcome of Proposal No. One (election of directors) will be determined by a plurality of the voting power of the shares present and entitled to vote at the Annual Meeting, abstentions will have no impact on the outcome of the proposal as long as a quorum exists. For Proposal No. Four (“say on pay” frequency), the frequency receiving the greatest number of votes cast by stockholders will be considered the advisory vote of our stockholders. If you elect to abstain from voting on this proposal, the abstention will not have any effect on the advisory vote.

A broker non-vote occurs when a broker or other nominee holding shares for a Beneficial Owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the Beneficial Owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not affect the outcome of the vote on Proposal Nos. Two, Three, Four or Five.

How many votes are needed for approval of each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Proposal No. One -- Election of directors	Plurality of voting power of shares present and entitled to vote	No
Proposal No. Two -- Adoption of 2016 Omnibus Incentive Plan	Majority of voting power of shares present and entitled to vote	No
Proposal No. Three -- Endorsement of the compensation of executive officers	Majority of voting power of shares present and entitled to vote	No
Proposal No. Four – “Say on Pay” frequency	Not applicable (frequency receiving greatest number of votes)	No
Proposal No. Five -- Ratification of the appointment of independent registered public accounting firm	Majority of voting power of shares present and entitled to vote	Yes

With respect to Proposal No. One, you may vote (i) FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. The four nominees receiving the most FOR votes will be elected. Cumulative voting is not permitted with respect to the election of directors. If you WITHHOLD your vote as to all nominees, your vote will be treated as if you had ABSTAINED from voting on Proposal No. One, and your abstention will have no effect on the outcome of the vote.

With respect to Proposal Nos. Two, Three and Five, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on any of these proposals, the abstention will have the same effect as a vote AGAINST the proposal.

With respect to Proposal No. Four, you may vote for future advisory votes on executive compensation to be held EVERY YEAR, EVERY TWO YEARS, EVERY THREE YEARS or ABSTAIN. If you ABSTAIN from voting on any of these proposals, your abstention will have no effect on the outcome of the vote.

How are proxies solicited for the Annual Meeting and who is paying for the solicitation?

The board of directors is soliciting proxies for use at the Annual Meeting by means of this proxy statement. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers and other nominees to forward to the Beneficial Owners of the shares held of record by the brokers or other nominees. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to Beneficial Owners.

This solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Interlink or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Will members of the board of directors attend the Annual Meeting?

We encourage our board members to attend the Annual Meeting. Those who do attend will be available to answer appropriate questions from stockholders.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders of Record who participate in householding will be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that Interlink only send a single copy of the next year’s proxy materials, you may contact us as follows:

Interlink Electronics, Inc.
Attention: Secretary
31248 Oak Crest Drive, Suite 110
Westlake Village, California 91361
(805) 484-8855

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

PROPOSAL NO. ONE

ELECTION OF DIRECTORS

Our business affairs are managed under the direction of our board of directors, which is currently composed of four members. Three of our directors are independent according to the independent director requirements of The NASDAQ Stock Market (“NASDAQ”). Our directors serve for one-year terms. See “Board of Directors and Corporate Governance” below for more details about our board.

At the Annual Meeting, stockholders will be asked to elect four directors, Mr. Steven Bronson, Mr. Mark Bailey, Ms. Angela Blatteis, and Mr. Frank Levinson, to serve until the 2017 annual meeting of stockholders or until their successors are duly elected and qualified. The following table sets forth the names and certain other information as of March 31, 2016 for each of the nominees for election as a director, all of whom currently serve on the board of directors.

Nominee	Age	Company Position
Steven N. Bronson	50	Chairman of the Board, Chief Executive Officer, and President
Mark Bailey(1)(2)(3)	67	Director
Angela Blatteis(1)(2)(3)	55	Director
Frank Levinson(1)(2)(3)	63	Director

(1)Member of the audit committee

(2)Member of the compensation committee

(3)Member of the nominating and governance committee

Nominees for Director

Steven N. Bronson. Mr. Bronson has over 30 years of business and entrepreneurial experience. His successful background in investment banking and principal investing has led to him taking executive positions in several companies. Mr. Bronson became our Chief Executive Officer and Chairman of our board of directors in July 2010. In March 2011, he also took on the role of President, bringing both his operational and financial expertise to the company. Since successfully turning around Interlink’s business to profitability, Mr. Bronson has focused on strategic matters, mission-critical decisions, and identification of potential acquisitions and business partnership opportunities.

In July 2013, Mr. Bronson assumed the positions of President and Chief Executive Officer of Qualstar Corporation (NASDAQ: QBAK), a high quality tape library manufacturer, and its subsidiary N2Power, a manufacturer of high efficiency power supplies for diverse electronics industries. From 1996 until November 2014, Mr. Bronson served as Chief Executive Officer and Chairman of Bronson & Co., LLC, an investment banking firm. Since October 2008, Mr. Bronson also has served as Chief Executive Officer and Chairman of BKF Capital Group, Inc. (OTCMKTS: BKFG), a publicly traded company operating through its wholly-owned subsidiaries, BKF Investment Group, Inc. and BKF Asset Holdings, Inc. since October 2008. Mr. Bronson currently holds series 4, 7, 24, 53, 55, 63, 65, 66 and 79 licenses.

Mr. Bronson was selected to serve on our board of directors because of the perspective and experience he brings as our largest stockholder, his extensive experience with technology companies, and his experience serving as a senior executive officer of a public company.

Mark Bailey. Mr. Bailey has served as a member of our board of directors since January 2016, and brings to Interlink more than 42 years of experience in public accounting. He began his public accounting career with Arthur Young & Company, advancing to supervisor in the bank audit division. He then became an audit partner in a firm on the central coast of California. He opened his accounting firm, Mark Bailey & Company, in 1984, which he rebranded to Excelsis in 2012. Excelsis specializes in small to mid-sized companies and offers diverse services including, audit, tax, strategic planning, internal control evaluation and testing, business valuation and management consulting and is registered with the Public Company Accounting Oversight Board. Mr. Bailey is the managing partner of the firm and consults extensively on business valuations, mergers and acquisitions, tax planning, accounting and management. He holds a bachelor’s degree with a concentration in accounting from California Polytechnic State University, San Luis Obispo and is accredited in business valuation and certified in financial forensics. He is a member of the American Institute of Certified Public Accounts, the California Society of Certified Public Accountants, and the Nevada Society of Certified

Public Accountants. Mr. Bailey was selected to serve on our board of directors because of his extensive experience in public accounting.

Angela Blatteis. Ms. Blatteis has served as a member of our board of directors since July 2014, and brings to Interlink over 30 years of experience in investment banking, bankruptcy, private equity, and mergers and acquisitions. Ms. Blatteis presently is an Ambassador to The Gores Group, a Los Angeles based private equity firm, and remains a consultant to The Gores Group in addition to providing consulting services to various companies and management teams. From 1996 through December 2011, Ms. Blatteis worked with The Gores Group, serving as Managing Director beginning in 2004, where she was responsible for key aspects of mergers and acquisitions and divestitures for the firm’s portfolio companies. From July 2007 through July 2011, Ms. Blatteis co-founded Global Equity Capital (GEC), an affiliate of The Gores Group, to focus on acquiring businesses in the small capitalization market and held the title Managing Director. In August 2014, Ms. Blatteis launched Soupure, a soup company which uses science and research to develop soup for health conscious individuals by leveraging the power of proteins and smart energy nutrients, and serves as the company’s chief executive officer and chief financial officer. Ms. Blatteis received an MBA from the University of Chicago, Booth School of Business and a Bachelor of Arts from the University of California, Berkeley.

Through her experience in various senior level investment banking positions with The Gores Group, Ms. Blatteis has developed a substantial financial and accounting background and expertise, which she contributes to our board of directors. Ms. Blatteis’ financial expertise and acumen in private equity, mergers and acquisition, portfolio company management and investment banking in general assists our board in providing oversight to management on these matters. Ms. Blatteis’ senior leadership experience also enables her to provide strategic input to our board, in addition to her financial expertise, discipline and oversight.

Frank Levinson.  Dr. Levinson has served as a member of our board of directors since July 2014. Presently he is a General Partner with Phoenix Venture Partners, a venture capital firm focused on advanced materials innovations, and a Managing Director of the Small World Group (SWG) Incubator, a technology incubator focusing on clean tech, optical systems and advanced material technologies active in both Singapore and the United States. Dr. Levinson has an exceptional 30-year track record of starting and building companies. Most notably, Dr. Levinson was the founder, Chief Technology Officer, and Chairman of Finisar Corporation (NASDAQ:FNSR),which he built into a multibillion dollar optical components and subsystems supplier and grew revenue from zero to over $500 million in annual sales. During his tenure at Finisar, Dr. Levinson built the company’s manufacturing operations in Asia and oversaw the implementation of more than 12 corporate partnerships, including those with Honeywell, Sensors Unlimited, and Infineon. He is currently on the board of directors of Fabrinet (NYSE:FN). Dr. Levinson earned his Ph.D. in Astronomy from the University of Virginia and his Bachelor of Science in physics and mathematics from Butler University.

Dr. Levinson was selected to serve on our board of directors because of his extensive experience in growing technology companies, including companies with substantial operations in Asia where a significant amount of our operations occur.

Vote Required

Directors are elected by a plurality vote. The four nominees for directors receiving the highest number of votes cast will be elected as directors.

***THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH
OF THE NOMINEES LISTED ABOVE***

PROPOSAL NO. TWO

ADOPTION OF
2016 OMNIBUS INCENTIVE PLAN

On April 22, 2016, our board of directors approved the Interlink Electronics, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”), subject to approval of the 2016 Plan by our stockholders at the Annual Meeting. A copy of the 2016 Plan is attached to this proxy statement as Annex A.

Our board of directors believes that the continued growth of Interlink depends, in large part, upon our ability to attract and motivate key employees and directors, and that equity incentive awards are an important means of attracting, retaining and motivating talented employees and directors. Accordingly, to ensure that we may continue to attract key employees and directors who are expected to contribute to our success, on April 22, 2016, our board of directors adopted the 2016 Plan. The 2016 Plan is subject to approval by our stockholders at the Annual Meeting. If the 2016 Plan is not approved by our stockholders, it will not be implemented in the form proposed.

Summary of the 2016 Plan

The following summary of the principal features of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan.

Shares Available. A total of 1,551,561 shares of our common stock have been reserved for issuance pursuant to the 2016 Plan. Any shares of common stock that are subject to awards shall be counted against this limit on a one-for-one basis. If any shares of common stock subject to an award under the 2016 Plan are forfeited, expire or are settled for cash, the shares subject to the award may be used again for awards under the 2016 Plan to the extent of the forfeiture, expiration or cancellation on a one-for-one basis. In the event that any option or other award granted under the 2016 Plan is exercised through the tendering of shares of common stock (either actually or by attestation) or by the withholding of shares of common stock by us, then in each such case the shares so tendered or withheld shall again be available for awards under the 2016 Plan on a one-for-one basis. In addition, in the event that withholding tax liabilities arising from any option or other award under the 2016 Plan are satisfied by the tendering of shares of common stock (either actually or by attestation) or by the withholding of shares of common stock by us, then in each such case the shares of common stock so tendered or withheld shall again be available for awards under the 2016 Plan on a one-for-one basis.

Plan Administration. The 2016 Plan will be administered by the compensation committee of our board of directors which shall consist of at least two members of our board, each of whom must qualify as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Rule 16b-3, an “outside director” under Section 162(m) of the Code and an “independent director” under NASDAQ rules. The compensation committee has the authority to determine the terms and conditions of awards, and to interpret and administer the 2016 Plan. The compensation committee may (i) delegate to a committee of one or more directors the right to make awards and to cancel or suspend awards and otherwise take action on its behalf under the 2016 Plan (to the extent not inconsistent with applicable law, including Section 162(m) of the Code, and the rules of the principal U.S. national securities exchange on which the common stock is traded), and (ii) to the extent permitted by law, delegate to an executive officer or a committee of executive officers the right to make awards to employees who are not directors or executive officers and the authority to take action on behalf of the compensation committee pursuant to the 2016 Plan to cancel or suspend awards under the 2016 Plan to key employees who are not directors or executive officers.

Stock Options. Stock options may be granted under our 2016 Plan. The exercise price of options granted under our 2016 Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an incentive stock option may not exceed 10 years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The compensation committee will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the compensation committee, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term. Subject to the provisions of our 2016 Plan, the compensation committee determines the other terms of options.

Stock Appreciation Rights. Stock appreciation rights may be granted under our 2016 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding 10 years. After the termination of service of an employee, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her option agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our 2016 Plan, the compensation committee determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock. Restricted stock may be granted under our 2016 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the compensation committee. The compensation committee will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of our 2016 Plan, will determine the terms and conditions of such awards. The compensation committee may impose whatever conditions to vesting it determines to be appropriate (for example, the compensation committee may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the compensation committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the compensation committee provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units. Restricted stock units may be granted under our 2016 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of our 2016 Plan, the compensation committee will determine the terms and conditions of restricted stock units, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the compensation committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Performance Units and Performance Shares. Performance units and performance shares may be granted under our 2016 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the compensation committee are achieved or the awards otherwise vest. The compensation committee will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. After the grant of a performance unit or performance share, the compensation committee, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the compensation committee prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our common stock on the grant date. The compensation committee, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

Outside Directors. Our 2016 Plan provides that all non-employee directors are eligible to receive all types of awards (except for incentive stock options) under the 2016 Plan.

No Repricing. Our 2016 Plan prohibits repricing of options and stock appreciation rights (other than to reflect stock splits, spin-offs or similar corporate events) unless stockholder approval is obtained. A “repricing” means a reduction in the exercise price of an option or the grant price of a stock appreciation right, the cancellation of an option or stock appreciation right in exchange for cash or another award under the 2016 Plan, or any other action with respect to an option or stock appreciation right that may be treated as a repricing under the rules of the principal U.S. national securities exchange on which the common stock is traded.

Non-transferability of Awards. Unless the compensation committee provides otherwise, our 2016 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments. In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under our 2016 Plan, the compensation committee will adjust the number and class of shares that may be delivered under our 2016 Plan and/or the number, class and price of shares covered by each outstanding award and the numerical share limits set forth in our 2016 Plan. In the event of our proposed liquidation or dissolution, the compensation committee will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control. Our 2016 Plan provides that in the event of a merger or change in control, as defined under the 2016 Plan, each outstanding award will be treated as provided for in the individual award agreement, except that the compensation committee in its discretion, may determine that, upon the occurrence of a merger or change in control, each option and stock appreciation right shall terminate within a specified number of days after notice to the participant, or that the participant shall receive, with respect to each share of common stock subject to such option or stock appreciation right, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of the merger or change in control over the exercise price per share of such option or stock appreciation right.

Unless otherwise provided in an individual award agreement, in the event of a merger or change in control in which the successor company assumes or substitutes for an award granted under the 2016 Plan, if a participant’s employment with the successor company or a subsidiary thereof terminates within 12 months following such merger or change in control, (i) the options and stock appreciation rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 12 months, and (ii) the restrictions, limitations and other conditions applicable to restricted stock and restricted stock units outstanding as of the date of such termination of employment shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, limitations and conditions and become fully vested.

Unless otherwise provided in an individual award agreement, in the event of a merger or change in control in which the successor company does not assume or substitute for an award granted under the 2016 Plan, then immediately prior to the merger or change in control, (i) those options and stock appreciation rights outstanding as of the date of the merger or change in control that are not assumed or substituted for shall immediately vest and become fully exercisable, and (ii) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or substituted for shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, limitations and conditions and become fully vested.

Amendment, Termination. Our board of directors will have the authority to amend, suspend or terminate the 2016 Plan provided such action does not require stockholder approval and will not impair the existing rights of any participant. Our 2016 Plan will automatically terminate in 2026, unless we terminate it sooner.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax considerations of awards under the 2016 Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.

Restricted Stock, Performance and Restricted Stock Unit Awards. The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.

The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of common stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.

Upon disposition of shares of common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Company Tax Deduction. We generally will be entitled to a tax deduction in connection with an award under the 2016 Plan, subject to the provisions of Section 162(m) of the Code, in an amount equal to the ordinary income realized by a participant and at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of the Code may limit the deductibility of compensation paid to our chief executive officer and to each of the next three most highly compensated executive officers other than the chief financial officer. Under Section 162(m), the annual compensation paid to any of these executives will be deductible to the extent that it does not exceed $1,000,000 or if the compensation is treated as performance-based compensation under Section 162(m) of the Code. Compensation attributable to stock options and SARs under the 2016 Plan should qualify as performance-based compensation if the awards are made by the compensation committee and the exercise or grant price of the award is no less than the fair market value of the common stock on the date of grant. Compensation attributable to restricted stock awards, restricted stock unit awards and performance awards should qualify as performance-based compensation if (i) the compensation is approved by the compensation committee, (ii) the compensation is paid only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and (iii) the compensation committee certifies in writing prior to the payment of the compensation that the performance goal has been satisfied.

Vote Required

The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required to adopt the proposed 2016 Omnibus Incentive Plan.

***THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE 2016 OMNIBUS INCENTIVE PLAN ***

PROPOSAL NO. THREE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are required to include in this proxy statement and present at the annual meeting a non-binding stockholder vote to approve the compensation of our executives, as described in this proxy statement, pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in this proxy statement. This proposal will be presented at the annual meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the compensation of the Company’s executives, as disclosed in the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure in the Company’s proxy statement for the annual meeting.

This vote will not be binding on our Board of Directors and may not be construed as overruling a decision by the Board or creating or implying any change to the fiduciary duties of the Board. The vote will not affect any compensation previously paid or awarded to any executive. The compensation committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The purpose of our compensation programs is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value.

Vote Required

The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for endorsement of the compensation of our executive officers.

***THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ENDORSEMENT OF THE COMPENATION OF OUR EXECUTIVE OFFICERS***

PROPOSAL NO. FOUR

ADVISORY VOTE ON THE FREQUENCY OF

AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, in addition to providing stockholders with the opportunity to cast an advisory vote on executive compensation, we are required this year to include in this proxy statement and present at the annual meeting a non-binding stockholder vote on whether an advisory vote on executive compensation should be held every year, every two years or every three years.

The Board believes that holding an advisory vote on executive compensation every year is the optimal interval for conducting and responding to a “say on pay” vote so that stockholders may annually express their views on Interlink’s executive compensation program.

Stockholders have the opportunity to choose among four options (holding the advisory vote on executive compensation every year, every two years, every three years or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the Board’s recommendation.

Although this advisory vote on the frequency of the “say on pay” vote is nonbinding, the Board and the Compensation Committee may take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

***THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION TO BE HELD EVERY YEAR***

PROPOSAL NO. FIVE

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has appointed Marcum LLP (“Marcum”), as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2016. Marcum also served as our independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2015.

At the Annual Meeting, stockholders will be asked to ratify the appointment of Marcum as our independent registered public accounting firm for the year ending December 31, 2016. Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or other applicable legal requirements. However, our board of directors submits the appointment of Marcum to our stockholders for ratification as a matter of good corporate governance. If this appointment is not ratified by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote, the appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during the year ending December 31, 2016 if our audit committee believes that such a change would be in the best interests of Interlink and its stockholders. A representative of Marcum is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Changes in Independent Registered Public Accounting Firm

On January 5, 2016, we dismissed SingerLewak, LLP (“SingerLewak”) as our independent registered public accounting firm. The decision to dismiss SingerLewak was approved by the audit committee of our board of directors.

The audit reports of SingerLewak on our financial statements as of and for the fiscal years ended December 31, 2013 and 2014 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements for the fiscal years ended December 31, 2013 and 2014, and for the subsequent interim period through January 5, 2016, there were: (i) no disagreements between us and SingerLewak on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of SingerLewak, would have caused SingerLewak to make reference to the subject matter of the disagreements in its report on our financial statements for such fiscal years; and (ii) no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

At the time of its dismissal, we provided SingerLewak with a copy of the disclosures reproduced in this proxy statement and requested that SingerLewak furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not SingerLewak agrees with our statements. A copy of the letter dated January 20, 2016, furnished by SingerLewak in response to that request is filed as Exhibit 16.1 to our Registration Statement on Form 10 filed with the Securities and Exchange Commission on February 17, 2016.

The audit committee of our board of directors approved the appointment of Marcum as our new independent registered public accounting firm, and we formally engaged Marcum as our independent registered public accounting firm on January 8, 2016.

During our fiscal years ended December 31, 2013 and 2014 and through January 8, 2016, neither we nor anyone on our behalf consulted with Marcum with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and Marcum did not provide either a written report or oral advice to us that Marcum concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to Independent Registered Public Accounting Firms

The following table presents fees for professional audit services and other services rendered to us by our independent registered public accounting firms during the fiscal years ended December 31, 2015 and 2014. For the avoidance of doubt, the fees set forth below were paid during the fiscal years ended December 31, 2015 and 2014 to our predecessor independent registered public accounting firm. No fees were paid to our current independent registered public accounting firm, Marcum, during those periods.

	2015	2014
Audit Fees (1)	$125,748	$82,021
Audit-Related Fees (2)	$-	$-
Tax Fees (3)	$6,500	$4,800
All Other Fees	$-	$-
Total Fees	$132,248	$86,821

(1)“Audit Fees” consist of fees incurred for professional services rendered in connection with the audit of our annual consolidated financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)“Audit-Related Fees” consist of fees incurred for professional services that are reasonably related to the performance of the audit or review of the company’s financial statements.

(3)“Tax Fees” consist of fees incurred for professional services rendered in connection with tax audits, tax compliance, and tax consulting and planning.

Auditor Independence

In 2015, there were no other professional services provided by SingerLewak or Marcum that would have required the audit committee to consider their compatibility with maintaining the independence of SingerLewak or Marcum.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board, or PCAOB, regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, in our audit committee has a policy for the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Before engagement of the independent registered public accounting firm for the next fiscal year’s audit, the independent registered public accounting firm submits a detailed description of services expected to be rendered during that year for each of the following categories of services to the audit committee for approval:

•Audit services.  Audit services include the annual financial statement audit (including required quarterly reviews) and other procedures required to be performed by the independent auditor to form an opinion on our consolidated financial statements. Audit services also include, as necessary, the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

•Audit-related services. Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent auditor.

•Tax Services. Tax services include services related to tax compliance, tax planning and tax advice.

•All Other Services. All other services are those services not described in the other categories that are not prohibited by SEC rules.

The audit committee pre-approves particular services or categories of services on a case-by-case basis. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the services must be pre-approved by the audit committee, or as permitted, the audit committee chair, before the independent registered public accounting firm is engaged. Pre-approval fee levels or budgeted amounts for all services to be provided by the independent registered public accounting firm are established annually by the audit committee. Any proposed services exceeding these levels or amounts require specific pre-approval by the audit committee, or the audit committee chair. All fees paid to SingerLewak and Marcum for the fiscal years ended December 31, 2015 and 2014 were pre-approved by the audit committee in accordance with the process described in the policy above.

Vote Required

The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of Marcum as our independent registered public accounting firm for the year ending December 31, 2016.

***THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
RATIFICATION OF THE APPOINTMENT OF MARCUM LLP***

REPORT OF THE AUDIT COMMITTEE

The Audit Committee maintains effective working relationships with the Board, management and Marcum LLP, the Company’s independent registered public accounting firm (the “Independent Accountants”). As set forth in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that our Company’s consolidated financial statements and disclosures are complete and accurate and in accordance with U.S. generally accepted accounting principles and applicable rules and regulations. The Independent Accountants are responsible for auditing the Company’s consolidated financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

The Audit Committee has (1) reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2015 with the Company’s management and with the Independent Accountants; (2) discussed with the Independent Accountants the matters required to be discussed by Auditing Standards No. 16, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and (3) received the written disclosures and the letter from the Independent Accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the Independent Accountants’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the Independent Accountants the Independent Accountants’ independence and considered whether the provision of non-audit services by the Independent Accountants to the Company is compatible with the Independent Accountants’ independence.

Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the Independent Accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of the Company’s consolidated financial statements have been carried out in accordance with generally accepted auditing standards, that the consolidated financial statements are presented in accordance with U.S. generally accepted accounting principles or that the Company’s Independent Accountants are in fact “independent.”

Based upon the reviews and discussions described above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this report and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Submitted by the Audit Committee of the Board:

Mark Bailey (Chair)
Angela Blatteis
Frank Levinson

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Composition

Our business affairs are managed under the direction of our board of directors, which is currently composed of four members. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation, or removal.

The board of directors met nine times in 2015. Each board member attended at least 75% of the aggregate number of board meetings and meetings of standing committees of which he or she is a member.

Director Independence

Our common stock is listed on the NASDAQ Capital Market. Under the rules of NASDAQ, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of NASDAQ require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of NASDAQ, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our board of directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise such director’s ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our board of directors has determined that Messrs. Bailey and Levinson and Ms. Blatteis are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of NASDAQ.

Board Leadership Structure; Lead Independent Director

Mr. Bronson, our chief executive officer, serves as chairman of our board of directors. Mr. Bronson possesses detailed, in-depth knowledge of the issues, opportunities, and challenges facing us. Independent directors and management sometimes have different perspectives and roles in strategy development. Our board of directors believed that Mr. Bronson’s combined role as chief executive officer and chairman enables strong leadership, creates clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to stockholders.

Our corporate governance guidelines provide that one of our independent directors should serve as a lead independent director at any time when our chief executive officer serves as the chairman of our board of directors or if the chairman is not otherwise independent. Because Mr. Bronson is our chairman, our board of directors has appointed Mr. Levinson to serve as our lead independent director. As lead independent director, Mr. Levinson presided over periodic meetings of our independent directors, served as a liaison between our chairman and the independent directors, worked with Mr. Bronson to establish board meeting agendas, raised issues with management on behalf of the independent directors when appropriate, oversaw the general functioning of the board and committees and performed such additional duties as our board of directors otherwise determined and delegated.

Our independent directors bring experience, oversight and expertise from outside of our company. We believe that our corporate governance principles and policies ensure that strong and independent directors will continue to effectively oversee our management and key issues related to long-range business plans, strategic issues, risks, and integrity.

Committees of the Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee, each of which has the composition and responsibilities described below. Members will serve on these committees until their resignation or as otherwise determined by our board of directors. Each of these standing committees operates under a written charter adopted by the board of directors. The charters are available on the Investor Relations portion of our website at interlinkelectronics.com/governance.php.

Audit Committee. Messrs. Bailey and Levinson and Ms. Blatteis, each of whom is a non-employee member of our board of directors, serve on our audit committee, and Mr. Bailey chairs the committee. The audit committee met two times during 2015. Our board of directors has determined that each of the members of the audit committee satisfies the requirements for independence and financial literacy under the rules and regulations of NASDAQ and the SEC. Our board of directors has also determined that Mr. Bailey qualifies as an “audit committee financial expert,” as defined in the SEC rules, and satisfies the financial sophistication requirements of NASDAQ. The audit committee is responsible for, among other things:

•appointing, overseeing, and if need be, terminating any independent auditor;

•assessing the qualification, performance and independence of our independent auditor;

•reviewing the audit plan and pre-approving all audit and non-audit services to be performed by our independent auditor;

•reviewing our financial statements and related disclosures;

•reviewing the adequacy and effectiveness of our accounting and financial reporting processes, systems of internal control and disclosure controls and procedures;

•reviewing our overall risk management framework;

•overseeing procedures for the treatment of complaints on accounting, internal accounting controls, or audit matters;

•reviewing and discussing with management and the independent auditor the results of our annual audit, reviews of our quarterly financial statements and our publicly filed reports;

•reviewing and approving related person transactions; and

•preparing the audit committee report that the SEC requires in our annual proxy statement.

Compensation Committee. Messrs. Bailey and Levinson and Ms. Blatteis, each of whom is a non-employee member of our board of directors, comprise our compensation committee, and Mr. Levinson chairs the committee. The compensation committee did not meet during 2015. Our board of directors has determined that each of the members of the compensation committee meets the requirements for independence under the rules of NASDAQ and the SEC and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. The compensation committee is responsible for, among other things:

•reviewing the elements and amount of total compensation for all officers;

•formulating and recommending any proposed changes in the compensation of our chief executive officer for approval by the board;

•reviewing and approving any changes in the compensation for officers, other than our chief executive officer;

•administering our equity compensation plans;

•reviewing annually our overall compensation philosophy and objectives, including compensation program objectives, target pay positioning and equity compensation; and

•preparing the compensation committee report that the SEC will require in our annual proxy statement.

Compensation Committee Interlocks and Insider Participation. None of the members of our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee or director (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our compensation committee or our board of directors.

Nominating and Governance Committee. Messrs. Bailey and Levinson and Ms. Blatteis, each of whom is a non-employee member of our board of directors, comprise our nominating and governance committee, and Ms. Blatteis chairs the committee. The nominating and governance committee did not meet during 2015. Our board of directors has determined that each of the members of the nominating and governance committee meets the requirements for independence under the rules of NASDAQ for service on this committee. The nominating and governance committee is responsible for, among other things:

•evaluating and making recommendations regarding the composition, organization and governance of our board of directors and its committees;

•identifying, recruiting and nominating director candidates to the board if and when necessary;

•evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees;

•reviewing and making recommendations with regard to our corporate governance guidelines and compliance with laws and regulations; and

•reviewing and approving conflicts of interest of our directors and corporate officers, other than related person transactions reviewed by the audit committee.

Board Member Nomination Process

The nominating and governance committee employs a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, the nominating and governance committee will consider the current size and composition of the board of directors and the needs of the board of directors and the respective committees of the board of directors. Some of the qualifications that the committee considers include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. The nominating and governance committee requires the following minimum qualifications to be satisfied by any nominee for a position on our board of directors: (i) the highest personal and professional ethics and integrity, (ii) proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment, (iii) skills and expertise that are complementary to those of the existing members of our board of directors, (iv) the ability to assist and support management and make significant contributions to the company’s success, and (v) an understanding of the fiduciary responsibilities that are required of a member of our board of directors, and the commitment of time and energy necessary to diligently carry out those responsibilities. Other than the foregoing, there are no stated minimum criteria for director nominees, although the nominating and governance committee may also consider other factors that it may deem, from time to time, in our and our stockholders’ best interests. The nominating and governance committee may also take measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the nominating and governance committee, the board of directors, or management.

Although the board of directors does not maintain a specific policy with respect to board diversity, the board of directors believes that the board should be a diverse body, and the nominating and governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, the nominating and governance committee may take into account the benefits of diverse viewpoints. After completing its review and evaluation of director candidates, the nominating and governance committee recommends to the full board of directors the director nominees for election. The nominating and governance committee also considers these and other factors as it oversees the annual board of director and committee evaluations.

Stockholder Recommendations and Nominations of Candidates for Election to the Board of Directors

The nominating and governance committee will consider candidates for nomination to the board of directors recommended by any stockholder holding at least one percent (1%) of the fully diluted capitalization of Interlink for at least twelve months prior to the date that the recommendation is submitted. The committee will evaluate recommendations in accordance with its charter, our bylaws, our policies and procedures for director candidates, as well as the nominee criteria described above. This process is designed to ensure that the board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. A stockholder wishing to recommend a candidate for nomination should contact our Secretary in writing, at the address indicated in the next paragraph. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve on our board of directors, information regarding any relationships between the candidate and Interlink and evidence of the recommending stockholder’s ownership of our common stock. The recommendation must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board of directors membership. Our nominating and governance committee has sole discretion to decide which individuals to recommend for nomination as directors.

A stockholder of record can nominate a candidate directly for election to the board by complying with the rules and regulations of the Securities and Exchange Commission. An eligible stockholder who wishes to submit a nomination should review the statutory requirements for nominations by stockholders. Any nomination should be sent in writing to the company, addressed to the attention of the Secretary at Interlink Electronics, Inc., 31248 Oak Crest Drive, Suite 110, Westlake Village, California 91361. The notice must comply with applicable federal and state law.

Board’s Role in Risk Management Oversight

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational risks. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of the risks we face, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board must satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.

Our board of directors believes that open communication between management and the board of directors is essential for effective risk management and oversight. Our board meets with our chief executive officer and other members of the senior management team at regularly scheduled quarterly board meetings and in other meetings between the quarterly meetings, where, among other topics, they discuss strategy and risks facing the company.

While our board of directors is ultimately responsible for risk oversight, our board committees assist the board of directors in fulfilling its oversight responsibilities in certain areas of risk. The audit committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, and legal and regulatory compliance. The audit committee also discusses guidelines and policies with respect to risk assessment and risk management with management and the independent auditor. In addition, the audit committee reviews management’s assessment of the key risks facing us, including the key controls it relies on to mitigate those risks. The audit committee also monitors certain key risks at each of its regularly scheduled meetings, such as risk associated with internal control over financial reporting and liquidity risk. The nominating and governance committee assists our board in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. The compensation committee assesses risks created by the incentives inherent in our compensation policies as well as in our leadership development and succession planning. Finally, the full board of directors reviews strategic and operational risk reported by the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions.

Stockholder Communications with the Board of Directors

Stockholders wishing to communicate with our board of directors or with an individual member of our board may do so by writing to our board of directors or to the particular member of our board, and mailing the correspondence to our Secretary, Interlink Electronics, Inc., 31248 Oak Crest Drive, Suite 110,Westlake Village, California 91361 or sending it by email to ir@interlinkelectronics.com. Our legal counsel, or his designee in the legal department, will review all incoming stockholder communications (excluding mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive material), and if deemed appropriate, the stockholder communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the chairman of the board.

Corporate Governance Guidelines; Code of Business Conduct and Ethics

Our board of directors has adopted Corporate Governance Guidelines. These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our chief executive officer, chief financial officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on the Investor Relations portion of our website at interlinkelectronics.com/governance.php. We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.

Non-Employee Director Compensation

Director Compensation Table

The following table details the total compensation earned by our non-employee directors in fiscal year 2015:

Director	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Angela Blatteis(2)	$10,000	$5,000	$15,000
Frank Levinson(2)	$10,000	$5,000	$15,000

(1)Represents awards of our common stock.

(2)On July 15, 2015, each of Ms. Blatteis and Mr. Levinson received 758 shares of our common stock.

Outside Director Compensation Policy

Our board of directors has adopted a policy for the compensation for our non-employee directors, or the Outside Directors. Outside Directors will receive compensation in the form of equity and cash, as described below:

Initial award. Each person who first becomes an Outside Director will be granted common stock with a grant date fair value equal to $5,000. These awards will be granted on the date of the first meeting of our board of directors or compensation committee occurring on or after the date on which the individual first became an Outside Director.

Annual Award. Annually, on July 15, each Outside Director who has served on our board of directors for at least the preceding six months will be granted common stock with a grant date fair value equal to $5,000.

Cash Compensation. Each Outside Director receives an annual retainer of $10,000 in cash for serving on our board of directors, or the Annual Fee. The Annual Fee is paid in quarterly installments to each Outside Director who has served in the relevant capacity for the immediately preceding fiscal quarter no later than 30 days following the end of such preceding fiscal quarter. An Outside Director who has served in the relevant capacity for only a portion of the immediately preceding fiscal quarter will receive a prorated payment of the quarterly payment of the Annual Fee.

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers as of March 31, 2016. Our executive officers are appointed by our board of directors and serve until their successors have been duly elected and qualified. There are no family relationships among any of our directors or executive officers.

Name	Age	Company Position
Steven N. Bronson	50	Chairman of the Board, Chief Executive Officer, and President
Tracy A. Kern	48	Chief Financial Officer
Albert Lu	45	Chief Technology Officer

Steven N. Bronson. Mr. Bronson has over 30 years of business and entrepreneurial experience. His successful background in investment banking and principal investing has led to him taking executive positions in several companies. Mr. Bronson became our Chief Executive Officer and Chairman of our board of directors in July 2010. In March 2011, he also took on the role of President, bringing both his operational and financial expertise to the company. Since successfully turning around Interlink’s business to profitability, Mr. Bronson has focused on strategic matters, mission-critical decisions, and identification of potential acquisitions and business partnership opportunities.

In July 2013, Mr. Bronson assumed the positions of President and Chief Executive Officer of Qualstar Corporation (NASDAQ: QBAK), a high quality tape library manufacturer, and its subsidiary N2Power, a manufacturer of high efficiency power supplies for diverse electronics industries. From 1996 until November 2014, Mr. Bronson served as Chief Executive Officer and Chairman of Bronson & Co., LLC, an investment banking firm. Since October 2008, Mr. Bronson also has served as Chief Executive Officer and Chairman of BKF Capital Group, Inc. (OTCMKTS: BKFG), a publicly traded company operating through its wholly owned subsidiaries, BKF Investment Group, Inc. and BKF Asset Holdings, Inc. since October 2008. Consequently, Mr. Bronson divides his time among duties and responsibilities to us, Qualstar Corporation and BKF Capital Group, Inc. Mr. Bronson currently devotes on average approximately 30 to 40 hours per week to Interlink’s operations and affairs. Mr. Bronson currently holds series 4, 7, 24, 53, 55, 63, 65, 66 and 79 licenses.

Tracy A. Kern. Ms. Kern has served as our Chief Financial Officer since June 2015. Ms. Kern has over 15 years of business experience in public accounting. From July 2008 until April 2015, Ms. Kern was Corporate Controller of Vitesse Semiconductor Corporation (NASDAQ:VTSS), a global provider of high performance integrated circuit solutions for carrier, enterprise and internet-of-things networks. Prior to Vitesse, from January 2003 to June 2008, Ms. Kern was the Chief Financial Officer for Chad Therapeutics, a publicly traded medical device manufacturing company headquartered in Chatsworth, California. Ms. Kern also was a manager at the public accounting firm KPMG, and is a Certified Public Accountant. She holds a Bachelor of Science degree in Accounting from California Lutheran University.

Albert Lu. Dr. Lu has served as our Chief Technology Officer since February 2014, and is based in Singapore at our whollyowned subsidiary, Interlink Electronics Singapore Private Limited. Prior to joining Interlink, for over 15 years Dr. Lu had made significant R&D contributions to the Singapore Institute of Manufacturing Technology, or SIMTech, which develops high-value manufacturing technology and human capital to enhance the competitiveness of Singapore’s manufacturing industry. SIMTech is a research institute of the Agency for Science, Technology and Research (A*STAR). Dr. Lu’s most recent role was Program Manager of the Large Area Processing Program, where he established and spearheaded Singapore’s key R&D facility and pilot line for roll-toroll manufacturing of functional films and printed electronics. In his other technology leadership roles at SIMTech, Dr. Lu orchestrated R&D collaborations and industry consortia in disruptive and emerging technology platforms that included embedded passives, broadband communications, and electronics packaging with multinational corporations and local enterprises.

Dr. Lu earned both a Ph.D. and B. Eng. in electrical engineering from the University of Manchester, Institute of Science and Technology in the United Kingdom. Dr. Lu also received the Lee Kuan Yew Award for Mathematics and Science in Singapore and the Institution of Electrical Engineers Prize in the United Kingdom.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

The compensation committee of the board is responsible for the executive compensation programs for our executive officers and reports to the board on its discussions, decisions and other actions. Typically, our chief executive officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the executive officers that report to him, except that he does not make recommendations as to his own compensation. Our chief executive officer makes recommendations to our compensation committee regarding short-term and long-term compensation for all executive officers, excluding himself, based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer other than the chief executive officer, as well as each individual compensation component. The compensation committee makes recommendations to the board regarding compensation for the chief executive officer. The independent members of the board make the final decisions regarding executive compensation for our chief executive officer.

The compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. The compensation committee did not retain the services of a compensation consultant during 2013, 2014 and 2015.

Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers during 2014 and 2015. As a “smaller reporting company,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended, or the Securities Act, we are required to provide compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. Throughout this proxy statement, these three officers are referred to as our “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Total
Steven N. Bronson (2)	2015	$268,750	$-	$392,400	$661,150
Chief Executive Officer, President and Chairman of the Board	2014	$120,000	$-	$-	$120,000

Tracy A. Kern (3)	2015	$91,590	$-	$37,500	$129,090
Chief Financial Officer	2014	$-	$-	$-	$-

Albert Lu (4)	2015	$151,048	$19,986	$-	$171,034
Chief Technology Officer	2014	$122,673	$12,211	$80,000	$214,884

(1)These amounts represent the grant date fair value of the stock and stock option awards determined in accordance with ASC Topic 718. These amounts may not correspond to the actual value eventually realized by the officer, which depends in part on the market value of our common stock in future periods. Assumptions used in calculating these amounts are set forth in the Notes to Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2015.

(2)In July 2013, Mr. Bronson volunteered to accept a 40% reduction in his annual base salary from $200,000 to $120,000. Mr. Bronson’s annual base salary was increased to $300,000 effective as of April, 20, 2015.

(3)Ms. Kern’s employment with Interlink commenced in June 2015.

(4)Dr. Lu’s employment with Interlink commenced in February 2014. Mr. Lu received a discretionary bonus in 2014 and 2015 based on his performance for the year.

Outstanding Equity Awards at Fiscal Year End

The following table presents certain information concerning equity awards held by our named executive officers as of December 31, 2015.

Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested		Market Value of Shares or Units of Stock that Have Not Vested (1)
Steven N. Bronson	5/18/2015	75,000	(2)	$428,250
Tracy Kern	6/1/2015	6,250	(3)	$35,688
Albert Lu	1/31/2014	80,000	(4)	$456,800

(1)The market value of the restricted stock awards is based on the closing market price of our common stock as of December 31, 2015, which was $5.71 per share.

(2)Represents a grant of restricted stock units, of which 50% vests on each of May 18, 2019 and May 18, 2020.

(3)Represents a grant of restricted stock units, of which 50% vests on each of June 1, 2019 and June 1, 2020.

(4)Represents a grant of restricted stock units, of which 50% vests on each of January 31, 2018 and January 31, 2019.

Executive Officer Employment Letters

We have entered into employment agreements with each of the named executive officers. With the exception of his own arrangement, each of these employment agreements was negotiated on our behalf by our Chief Executive Officer with the oversight and approval of the compensation committee of the board.

Steven N. Bronson

We entered into an employment agreement with Steven N. Bronson, our Chairman, President and Chief Executive Officer, in July 2010. The employment agreement provided for an annual base salary of $200,000 payable in shares of our common stock with a value of $200,000, issuable at the rate of 1/12 per month based on the market value of our common stock on the date of issuance, and an annual bonus at the discretion of the compensation committee.

In June 2013, Mr. Bronson voluntarily agreed to reduce his annual base salary by 40%, to $120,000 payable in cash, which continued until January 1, 2015 at which time his annual base salary was returned to $200,000 payable in cash. On April 20, 2015, Mr. Bronson’s salary was increased to $300,000. In addition, in May 2015 Mr. Bronson received a restricted stock unit award of 75,000 shares of common stock of which 50% vests on each of the fourth and fifth anniversaries of the date of grant. Mr. Bronson’s restricted stock unit award shall immediately vest upon his death or if he suffers a permanent disability, or upon a “change of control” of Interlink.

In the event Mr. Bronson’s employment is terminated by Interlink without cause, he will be entitled to receive the following benefits:

•Accrued Compensation: Mr. Bronson will receive all accrued but unpaid paid time off, expense reimbursements, wages, and other benefits due to him under any Interlink -provided plans, policies, and arrangements.

•Severance Payment: Mr. Bronson will receive severance in an amount in cash equal to twelve months of his base salary then in effect, immediately prior to the date of the participant’s termination of employment, less all required tax withholdings and other applicable deductions, payable as soon as practicable following the participant’s termination of employment.

•Bonus Payment: Mr. Bronson will receive any bonus amount earned by him prior to termination, payable as soon as practicable following the participant’s termination of employment.

•Continued Benefits: We will reimburse Mr. Bronson for premiums for coverage of Mr. Bronson and his eligible dependents pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended

(“COBRA”) (at the coverage levels in effect immediately prior to termination of employment) for a period of twelve months from the last date of employment with us. In addition, we will continue to pay, or reimburse Mr. Bronson for, premiums for coverage of Mr. Bronson for life and long-term disability insurance for a period of twelve months from the last date of employment with us.

•Equity: All of Mr. Bronson’s unvested and outstanding equity awards shall immediately vest and become exercisable as of the date of termination.

Mr. Bronson’s employment agreement also provides that upon a “change of control” of Interlink, Mr. Bronson is entitled to receive an amount in cash equal to twelve months of his base salary then in effect, and all of Mr. Bronson’s unvested and outstanding equity awards shall immediately vest and become exercisable.

Albert Lu

We entered into an employment agreement with Albert Lu, our Chief Technology Officer, in February 2014. The employment agreement provides for an annual base salary and an annual bonus of up to 20% of base salary, which base salary was increased and currently is $247,500 SGD. Dr. Lu also received a restricted stock unit award of 80,000 shares of common stock, of which 50% vests on each of January 31, 2018 and January 31, 2019. Dr. Lu’s employment agreement provides for “at will” employment and may be terminated at any time by either party on one month’s written notice. Dr. Lu is not entitled to any termination or “change of control” payments or benefits under his employment agreement.

Tracy A. Kern

We entered into an offer letter with Tracy A. Kern, our Chief Financial Officer, in June 2015. The offer letter provides for an annual base salary of $160,000 increasing to $180,000 beginning January 1, 2016. Ms. Kern also received a restricted stock unit award of 6,250 shares of common stock, of which 50% vests on each of the fourth and fifth anniversaries of the commencement of her employment with us. The restricted stock unit award shall immediately vest upon her death or if she suffers a permanent disability, or upon a "change of control" of Interlink. Ms. Kern’s offer letter provides for “at will” employment and may be terminated at any time by either party on one month’s written notice. Ms. Kern is not entitled to any termination payments or benefits under her offer letter.

Pension Benefits and Nonqualified Deferred Compensation

We do not provide a pension plan for our employees, and none of our named executive officers participated in a nonqualified deferred compensation plan in 2015.

401(k) Plan

We maintain a tax-qualified retirement plan, or the 401(k) plan, that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to participate in the 401(k) plan as of the first day of the month following the date they meet the 401(k) plan’s eligibility requirements, and participants are able to defer up to 100% of their eligible compensation subject to applicable annual Code limits. All participants’ interests in their deferrals are 100% vested when contributed. The 401(k) plan permits us to make matching contributions and profit sharing contributions to eligible participants. The match is limited to 50% of base salary up to $500.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We describe below transactions, and series of related transactions, since January 1, 2014 to which we were or will be a party, in which:

•the amounts involved exceeded or will exceed $120,000 or one percent of the average of our total assets at December 31, 2015 and 2014; and

•any of our directors, executive officers, or beneficial holders of more than 5% of any class of our capital stock, or their immediate family members, had or will have a direct or indirect material interest.

Other than as described below, there has not been, nor is there any currently proposed, transaction or series of related transactions to which we have been or will be a party other than compensation arrangements, which are described where required under the headings “Board of Directors and Corporate Governance - Director Compensation Table” and “Executive Compensation.”

Catalyst Financial

We paid fees of $75,000 to Catalyst Financial in 2014 to assist us in identifying potential merger and acquisition opportunities. The agreement for consulting services was terminated in December 2014. Steven N. Bronson our Chairman and CEO was also Chairman and CEO of Catalyst Financial.

Qualstar Corporation

At the end of 2013, we agreed to reimburse, or be reimbursed by, Qualstar Corporation (“Qualstar”), for IT support and other expenses paid on behalf of our Company. In 2015, we also entered into a sublease agreement for our occupation and use of a portion of Qualstar’s Simi Valley manufacturing location. Steven N. Bronson, our CEO and Chairman, is the Chairman and CEO of Qualstar. Transactions with Qualstar are as follows:

	For the year ended December 31,
	2015	2014
	(in thousands)
Paid to Qualstar	$61	$49
Reimbursed from Qualstar	$15	$157

Indemnification Agreements

We have entered into indemnification agreements with each of our current directors and executive officers. The indemnification agreements and our articles of incorporation and by-laws require us to indemnify our directors and officers to the fullest extent permitted by Nevada law.

Policies and Procedures for Related Party Transactions

Our audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 or one percent of the average of our total assets at December 31, 2015 and 2014 and in which a related person has or will have a direct or indirect material interest. Our policy regarding transactions between us and related persons provides that a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and any of their immediate family members. Our audit committee charter provides that our audit committee shall review and approve or disapprove any related party transactions.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes certain information about our equity compensation plans as of December 31, 2015.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)(1)	(c)
Equity compensation plans approved by security holders (2)	179,410	$4.70	-
Equity compensation plans not approved by security holders	-	-	-
Total	179,410	$4.70	-

(1)The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account restricted stock units, which have no exercise price.

(2)Consists of our 1996 Stock Incentive Plan, as amended. Our 1996 Stock Incentive Plan was cancelled effective November 16, 2015.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 4, 2016, for:

•each of our named executive officers;

•each of our directors;

•all of our executive officers and directors as a group; and

•each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

We have based percentage ownership of our common stock on 7,326,261 shares of our common stock outstanding as of April 4, 2016. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of common stock subject to options held by the person that are currently exercisable or exercisable within 60 days of April 4, 2016, as well as all shares of common stock issuable pursuant to restricted stock units held by the person that are subject to vesting conditions expected to occur within 60 days of April 4, 2016. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Interlink Electronics, Inc., 31248 Oak Crest Drive, Suite 110 Westlake Village, California 91361.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Named Executive Officers and Directors:
Steven N. Bronson (1)	5,225,403	71.3%
Albert Lu	-	*
Angela Blatteis	21,696	*
Frank Levinson	126,668	1.7%
Howard Goldberg	-	*
All executive officers and directors as a group (5 persons)	5,373,767	73.3%

Other 5% Stockholders:
BKF Asset Holdings, Inc. (2)	875,388	11.9%
Leonard Hagan(3)	892,388	12.2%

*Represents beneficial ownership of less than one percent.

(1)Consists of (i) 4,145,265 shares of common stock held by Mr. Bronson individually and jointly with his spouse, (ii) 875,388 shares of common stock held by BKF Asset Holdings, Inc. and (iii) 204,375 shares of common stock held by Mr. Bronson’s spouse.

(2)BKF Asset Holdings, Inc. is a wholly-owned subsidiary of BKF Capital Group, Inc. Steven N. Bronson, Chief Executive Officer of BKF Capital Group, Inc., has voting and dispositive power with respect to these securities.

(3)The address for Mr. Hagan is 120 Broadway, Suite 940, New York, NY 10271-0999.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent year. Interlink did not register securities under the Exchange Act until March 3, 2016, and consequently our executive officers and directors, and persons who own more than 10% of our common stock, were not subject to the filing requirements of Section 16(a) of the Exchange Act during 2015.

2015 Annual Report and SEC Filings

Our financial statements for the fiscal year ended December 31, 2015 are included in our Annual Report on Form 10-K. Our Annual Report and this proxy statement are posted on our website at interlinkelectronics.com/governance.php and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report and this proxy statement without charge by sending a written request to Secretary, Interlink Electronics, Inc., 31248 Oak Crest Drive, Suite 110, Westlake Village, California 91361.

Deadlines to Propose Actions for Consideration at the 2017 Annual Meeting

Stockholder Proposals for Inclusion in Proxy Statement. Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the 2017 annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2017 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices no later than January 11, 2017. In addition, stockholder proposals must comply with the requirements of SEC Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Interlink Electronics, Inc.
Attention: Corporate Secretary
31248 Oak Crest Drive, Suite 110
Westlake Village, California 91361

ANNEX A

INTERLINK ELECTRONICS, INC.

2016 OMNIBUS INCENTIVE PLAN

Interlink Electronics, Inc. (the “Company”), a Nevada corporation, hereby establishes and adopts the following 2016 Omnibus Incentive Plan (the “Plan”).

1.	PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.	DEFINITIONS

2.1“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.2“Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.3“Board” shall mean the board of directors of the Company.

2.4“Business Combination” shall have the meaning set forth in Section 11.3(c).

2.5“Change in Control” shall have the meaning set forth in Section 11.3.

2.6“Code” shall mean the Internal Revenue Code of 1986, as amended.

2.7“Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules.

2.8“Company Voting Securities” shall have the meaning set forth in Section 11.3(b).

2.9“Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital‑raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.

2.10“Covered Employee” shall mean an employee of the Company or its Subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.11“Data” shall have the meaning set forth in Section 13.17.

2.12“Director” shall mean a member of the Board who is not an employee.

2.13“Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.14“Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.15“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.16“Fair Market Value” shall mean, with respect to Shares as of any date, (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

2.17“Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.18“Incumbent Directors” shall have the meaning set forth in Section 11.3(a).

2.19“Maximum Plan Shares” shall have the meaning set forth in Section 3.1(a).

2.20“Non-Qualifying Transaction” shall have the meaning set forth in Section 11.3(c).

2.21“Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.22“Other Share-Based Award” shall have the meaning set forth in Section 8.1.

2.23“Parent Corporation” shall have the meaning set forth in Section 11.3(c).

2.24“Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.25“Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

2.26“Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.27“Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

2.28“Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.29“Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.30“Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.31“Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.32“Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.33“Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.34“Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.

2.35“SEC” means the Securities and Exchange Commission.

2.36“Shares” shall mean the shares of common stock of the Company, par value $0.001 per share.

2.37“Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.38“Subsidiary” shall mean any entity (other than the Company) in an unbroken chain of entities beginning with the Company if, at the relevant time each of the entities other than the last entity in the unbroken chain owns equity and/or interests possessing 50% or more of the total combined voting power of all equity in one of the other corporations in the chain.

2.39“Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.40“Surviving Corporation” shall have the meaning set forth in Section 11.3(c).

2.41“Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3.	SHARES SUBJECT TO THE PLAN

3.1Number of Shares. (a) Subject to adjustment as provided in Section 12.2, a total of 1,551,561 Shares shall be authorized for grant under the Plan (the “Maximum Plan Shares”). Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) Share granted.

(b)If any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), then in each such case the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan on a one-for-one basis. In the event that any Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall again be available for Awards under the Plan on a one-for-one basis. In addition, in the event that withholding tax liabilities arising from any Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall again be available for Awards under the Plan on a one-for-one basis.

(c)Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable limitations applicable to a Participant under Section 10.5, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan as provided in paragraph (b) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

3.2Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.	ELIGIBILITY AND ADMINISTRATION

4.1Eligibility. Any Employee, Director or Consultant shall be eligible to be selected as a Participant.

4.2Administration. (a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b)Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings.

(c)To the extent not inconsistent with applicable law, including Section 162(m) of the Code with respect to Awards intended to comply with the performance-based compensation exception under Section 162(m), or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may (i) delegate to a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) to the extent permitted by law, authorize one or more executive officers to do one or more of the following with respect to Employees who are not directors or executive officers of the Company: (A) designate Employees (including officers) to be recipients of Awards, (B) determine the number of Shares subject to such Awards to be received by such Employees and (C) cancel or suspend Awards to such Employees; provided that (x) any resolution of the Committee authorizing such officer(s) must specify the total number of Shares subject to Awards that such officer(s) may so award and (y) the Committee may not authorize any officer to designate himself or herself as the recipient of an Award.

5.	OPTIONS

5.1Grant of Options.  Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2Award Agreements. All Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms and conditions of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any Participant who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3Option Price. Other than in connection with Substitute Awards, the option price per Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

5.4Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (i) the exercise of the Option, other than an Incentive Stock Option, is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

5.5Exercise of Options. (a) Vested Options granted under the Plan shall be exercised by the Participant (or by a Permitted Assignee thereof or the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b)Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.

(c)Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

5.6Form of Settlement. In its sole discretion, the Committee may provide that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities.

5.7Incentive Stock Options. The Committee may grant Incentive Stock Options to any Employee subject to the requirements of Section 422 of the Code. Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be the Maximum Plan Shares, subject to adjustment as provided in Section 12.2.

6.	STOCK APPRECIATION RIGHTS

6.1Grant and Exercise. The Committee may grant Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a)Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.

(b)The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

(c)The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d)The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right as it shall deem appropriate. A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years, except in the event of death or disability. Notwithstanding clause (ii) of the preceding sentence, in the event that on the last business day of the term of a Stock Appreciation Right (x) the exercise of the Stock Appreciation Right is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

(e)An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and the Stock Appreciation Right has not expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; provided, however, any fractional Share shall be settled in cash.

(f)Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant, (ii) cancel any Stock Appreciation Right in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

7.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1Grants. Awards of Restricted Stock and of Restricted Stock Units may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the grant of Restricted Stock or Restricted Stock Units, subject to such minimum consideration as may be required by applicable law.

7.2Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant who holds a Restricted Stock Unit Award shall only have those rights specifically provided for in the Award Agreement; provided, however, in no event shall the Participant have voting rights with respect to such Award. Except as otherwise provided in an Award Agreement, any Shares or any other property distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

7.4Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such book entry registration, certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8.	OTHER SHARE-BASED AWARDS

8.1Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.

8.2Award Agreements. The terms of Other Share-Based Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant. Notwithstanding the provisions of this Section, Dividend Equivalents with respect to the Shares covered by an Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by an Other Share-Based Award with respect to which such cash, stock or other property has been distributed.

8.3Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

8.4Deferral of Director Fees. Directors shall, if determined by the Board, receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual retainer. In addition Directors may elect to receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code. The Committee shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in deferred stock units.

9.	PERFORMANCE AWARDS

9.1Grants. Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2 or such other criteria as determined by the Committee in its discretion.

9.2Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4Payment. Except as provided in Article 11, as provided by the Committee or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.	CODE SECTION 162(m) PROVISIONS

10.1Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2Performance Criteria. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities, factoring transactions, sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally, or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; and recruiting and maintaining personnel. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

10.3Adjustments. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.4Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.5Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may (i) be granted Options or Stock Appreciation Rights during any 12-month period with respect to more than 35% of the Maximum Plan Shares and (ii) earn more than 35% of the Maximum Plan Shares for each twelve (12) months in the vesting period or Performance Period with respect to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares (provided that any Shares that would have been earned after such twelve (12) month period that are earned due to an acceleration as a result of a Change in Control of the Company shall not count against such limitation). In addition to the foregoing, the maximum dollar value that may be earned by any Participant for each twelve (12) months in a Performance Period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $2,000,000 (provided that any amount that would have been earned after such twelve (12) month period that is earned due to an acceleration as a result of a Change in Control of the Company shall not count against such limitation). If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section.

11.	CHANGE IN CONTROL PROVISIONS

11.1Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be (x) considered to be earned and payable based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed or (y) converted into Restricted Stock Awards or Restricted Stock Unit Awards based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control) that are subject to Section 11.2.

11.2Assumption or Substitution of Certain Awards.  (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within 12 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 12 months (or the period of time set forth in the Award Agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

(c)The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.3Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:

(a)During any 12-month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided,  however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b)Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d‑3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided,  however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (i) by the Company or any Subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c), or (v) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by such person;

(c)The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”); or

(d)The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided,  that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

12.	GENERALLY APPLICABLE PROVISIONS

12.1Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 under the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Section 5.3 or Section 6.2(f) to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (f) increase any of the limitations in Section 10.5. The Board may not (except pursuant to Section 12.2 or in connection with a Change in Control), without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for another Award. In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

12.2Adjustments.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the limitations in Section 10.5 (other than to Awards denominated in cash), the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate; provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.3Transferability of Awards.  Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.4Termination of Employment or Services. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5Deferral;  Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

13.	MISCELLANEOUS

13.1Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

13.2Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to a Participant (or Permitted Assignee) such withholding taxes as may be required by law, or to otherwise require the Participant (or Permitted Assignee) to pay such withholding taxes. If the Participant (or Permitted Assignee) shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant (or Permitted Assignee) or to take such other action as may be necessary to satisfy such withholding obligations. The

Committee shall be authorized to establish procedures for election by Participants (or Permitted Assignee) to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the minimum required tax withholding rate for the Participant (or Permitted Assignee) or such other rate, including a higher rate specified by the Participant, that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

13.3Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors or Consultants under the Plan.

13.4Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that:

(a)In the event of a restatement of the Company’s financial statements, the Committee shall have the right to review any Award, the amount, payment or vesting of which was based on an entry in the financial statements that are the subject of the restatement. If the Committee determines, based on the results of the restatement, that a lesser amount or portion of an Award should have been paid or vested, it may (i) cancel all or any portion of any outstanding Awards and (ii) require the Participant or other person to whom any payment has been made or shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the period beginning twelve months preceding the date of the restatement and ending with the date of cancellation of any outstanding Awards.

(b)If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement.

13.6Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any U.S. national securities exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.7Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

13.8Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9Severability. The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.10Construction.  As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.11Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.12Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of California, without reference to principles of conflict of laws, and construed accordingly.

13.13Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote thereon. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan; provided, however, in no event may Incentive Stock Options be granted more than ten (10) years after the earlier of (i) the date of the adoption of the Plan by the Board or (ii) the effective date of the Plan as provided in the first sentence of this Section. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.14Foreign Employees and Consultants. Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees or Consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

13.15Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.16No Registration Rights; No Right to Settle in Cash. The Company has no obligation to register with any governmental body or organization (including, without limitation, the SEC) any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

13.17Data Privacy. As a condition of acceptance of an Award, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Company and its Subsidiaries hold certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, managing and administering the Plan (the “Data”). The Participant further understands that the Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, management and administration of the Participant’s participation in the Plan, and that the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company in the implementation, management and administration of the Plan. The Participant understands that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant, through participation in the Plan and acceptance of an Award under the Plan, authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares. The Participant understands that the Data will be held only as long as is necessary to implement, manage, and administer the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Participant understands that refusal or withdrawal of consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

13.18Indemnity. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.19Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 INTERLINK ELECTRONICS, INC. 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 20, 2016. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/LINK • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR each of Proposals No. One, Two, Three and Five, and EVERY YEAR for Proposal No. Four. + 1. Election of Directors: For Withhold For Withhold For Withhold 01 - Steven N. Bronson 02 - Mark Bailey 03 - Angela Blatteis 04 - Frank Levinson ForAgainst Abstain ForAgainst Abstain 2. Adoption of 2016 Omnibus Incentive Plan 3. An advisory vote on executive compensation Every Year 2 Years 3 Years Abstain ForAgainst Abstain 4. An advisory vote on the frequency of the advisory vote on executive compensation 5. A proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 Any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X2 7 8 7 2 0 1 02CV2B MMMMMMMMM C B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting This proxy statement and the 2015 Annual Report are available for viewing, printing and downloading at www.edocumentview.com/Link q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Interlink Electronics, Inc. Notice of 2016 Annual Meeting of Stockholders 31248 Oak Crest Drive, Suite 110, Westlake Village, California 91361 Proxy Solicited by Board of Directors for Annual Meeting — June 20, 2016 Steven N. Bronson and Tracy A. Kern, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Interlink Electronics, Inc. to be held on June, 20, 2016 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote “FOR” each of Proposals No. One, Two, Three and Five, and “EVERY YEAR” for Proposal No. Four. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)

MMMMMMMMMMMM . INTERLINK ELECTRONICS, INC. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR each of Proposals No. One, Two, Three and Five, and EVERY YEAR for Proposal No. Four. + 1. Election of Directors: For Withhold For Withhold For Withhold 01 - Steven N. Bronson 02 - Mark Bailey 03 - Angela Blatteis 04 - Frank Levinson ForAgainst Abstain ForAgainst Abstain 2. Adoption of 2016 Omnibus Incentive Plan 3. An advisory vote on executive compensation Every Year 2 Years 3 Years Abstain ForAgainst Abstain 4. An advisory vote on the frequency of the advisory vote on executive compensation 5. A proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 Any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 2 7 8 7 2 0 2 02CV3B MMMMMMMMM B A Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting This proxy statement and the 2015 Annual Report are available for viewing, printing and downloading at www.edocumentview.com/Link q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Interlink Electronics, Inc. Notice of 2016 Annual Meeting of Stockholders 31248 Oak Crest Drive, Suite 110, Westlake Village, California 91361 Proxy Solicited by Board of Directors for Annual Meeting — June 20, 2016 Steven N. Bronson and Tracy A. Kern, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Interlink Electronics, Inc. to be held on June, 20, 2016 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote “FOR” each of Proposals No. One, Two, Three and Five, and “EVERY YEAR” for Proposal No. Four. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)

NNNNNNNNNNNN . + CN12N345N678N90 NN INTERLINK ELECTRONICS, INC. 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/LINK • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the Interlink Electronics, Inc. Meeting to be Held on June 20, 2016 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.investorvote.com/LINK Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/LINK. Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. Q When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 10, 2016 to facilitate timely delivery. + C O Y 02CV4B NNNNNNNNN Stockholder Meeting Notice1234 5678 9012 345 IMPORTANT ANNUAL MEETING INFORMATION

. Interlink Electronics, Inc.’s Annual Meeting of Stockholders will be held on June 20, 2016 at 31248 Oak Crest Drive, Suite 110, Westlake Village, California 91361, at 10:00 a.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR each of Proposals No. One, Two, Three and Five, and EVERY YEAR for Proposal No. Four: 1. 2. 3. 4. 5. To elect four directors to serve until the 2017 annual meeting of stockholders or until their successors are duly elected and qualified; To adopt the Interlink Electronics, Inc. 2016 Omnibus Incentive Plan; To hold an advisory vote on executive compensation; To hold an advisory vote on the frequency of the advisory vote on executive compensation; To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. 6. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/LINK. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials Interlink Electronics, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 10, 2016. g g 02CV4B Stockholder Meeting Notice